Exhibit 1.1

EXECUTION VERSION

THE MARCUS CORPORATION

1,500,000 Shares of Common Stock

Underwriting Agreement

February 4, 2019

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

Ladies and Gentlemen:

The shareholder named in Schedule 2 hereto (the “Selling Shareholder”) of The Marcus Corporation, a Wisconsin corporation (the “Company”), proposes to sell to the Underwriter listed in Schedule 1 hereto (the “Underwriter”) an aggregate of 1,500,000 shares of common stock, $1.00 par value per share (the “Common Stock”), of the Company (the “Underwritten Shares”) and, at the option of the Underwriter, up to an additional 225,000 shares of Common Stock of the Company (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares”. The shares of Common Stock of the Company to be outstanding after giving effect to the sale of the Shares are referred to herein as the “Stock”.

The Company and the Selling Shareholder hereby confirm their agreement with the Underwriter concerning the purchase and sale of the Shares, as follows:

1.            Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-229467), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this underwriting agreement (this “Agreement”) to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively, the “Pricing Disclosure Package”): a Preliminary Prospectus dated as of February 4, 2019, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act), if any, listed on Schedule 3 hereto.

“Applicable Time” means 4:15 P.M., New York City time, on February 4, 2019.

2.            Purchase of the Shares by the Underwriter. (a) The Selling Shareholder agrees to sell the Underwritten Shares to the Underwriter as provided in this Agreement, and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase from the Selling Shareholder at a purchase price per share of $39.83 (the “Purchase Price”) the number of Underwritten Shares set forth opposite its name in Schedule 1 hereto.

In addition, the Selling Shareholder agrees to sell the Option Shares to the Underwriter and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase from the Selling Shareholder the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares.

The Underwriter may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the 30th day following the date of the Prospectus, by written notice from the Underwriter to the Selling Shareholder. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the 10th full business day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b)         The Company and the Selling Shareholder understand that the Underwriter intends to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Underwriter is advisable, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company and the Selling Shareholder acknowledge and agree that the Underwriter may offer and sell Shares to or through any affiliate of the Underwriter.

2

(c)          Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Selling Shareholder to the Underwriter in the case of the Underwritten Shares, at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019-7475 at 10:00 A.M., New York City time, on February 6, 2019, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Underwriter and the Selling Shareholder may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Underwriter in the written notice of the Underwriter’s election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Underwriter for its account of the Shares to be purchased on such date with any transfer taxes payable in connection with the sale of such Shares duly paid by the Selling Shareholder. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Underwriter shall otherwise instruct. The certificates for the Shares will be made available for inspection and packaging by the Underwriter at the office of DTC or its designated custodian not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(d)          Each of the Company and the Selling Shareholder acknowledges and agrees that the Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Selling Shareholder with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholder or any other person. Additionally, the Underwriter is not advising the Company, the Selling Shareholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Shareholder shall consult with their own advisors concerning such matters and each shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriter shall have no responsibility or liability to the Company or the Selling Shareholder with respect thereto. Any review by the Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company or the Selling Shareholder.

3.            Representations and Warranties of the Company. The Company represents and warrants to the Underwriter and the Selling Shareholder that:

(a)       Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof.

3

(b)       Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof. No statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c)       Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriter in its capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents, if any, listed on Schedule 3 hereto, each electronic road show and any other written communications approved in writing in advance by the Underwriter, which approval, in the case of written communications required by law to be prepared, used, authorized, approved or referred to, shall not be unreasonably withheld. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict in any material respect with the information contained in the Registration Statement or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof.

4

(d)       Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof.

(e)       Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5

(f)       Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby (except that unaudited financial statements are subject to normal year-end adjustments that are not material in the aggregate and do not contain certain footnotes as permitted by the applicable rules of the Commission), and any supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; all disclosures included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(g)       No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon the exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus), any material change in the short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock (other than payment of the Company’s ordinary quarterly dividend in accordance with past practice), or any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from (A) fire, explosion, flood or other calamity, whether or not covered by insurance, or (B) any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

6

(h)       Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The subsidiaries listed in Exhibit 21 of the Company’s Form 10-K for the fiscal year ended December 28, 2017 are the only significant subsidiaries of the Company.

(i)       Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Description of Capital Stock”; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholder) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (other than any customary liens, charges, encumbrances, security interests or restrictions on voting or transfer arising in the ordinary course of business in connection with the Company’s debt financing arrangements).

7

(j)        Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance in all material respects with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange (the “Exchange”) and any other exchange on which Company securities are traded and (iv) each such grant was accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance in all material respects with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects, in each case, in a manner that constitutes a violation of the Exchange Act or other applicable law.

(k)       Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(l)       Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(m)       No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

8

(n)       No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)       No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications that (i) have been obtained or made or (ii) may be required by the Exchange, the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter.

(p)       Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, no such Actions are threatened by any governmental or regulatory authority or, to the knowledge of the Company, threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q)       Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

9

(r)       Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)       Title to Intellectual Property. (i) To the knowledge of the Company, the Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names, copyrights and copyrightable works, know-how, trade secrets, systems, procedures and proprietary or confidential information (collectively, “Intellectual Property”) that are material to the respective businesses of the Company and its subsidiaries as currently conducted; (ii) to the knowledge of the Company, the Company’s and its subsidiaries’ conduct of their respective businesses as currently conducted does not infringe, misappropriate, violate or otherwise conflict in any material respect any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim of infringement, misappropriation, violation or conflict with any rights of others in connection with its material Intellectual Property; and (iv) to the knowledge of the Company, the Intellectual Property of the Company and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person in any manner which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(t)        Investment Company Act. The Company is not required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(u)       Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or to the knowledge of the Company, could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except where the failure to pay or file or where such deficiency would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

10

(v)       Licenses and Permits. The Company and its subsidiaries possess all licenses, sub licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub license, certificate, permit or authorization or has any knowledge that any such license, sub license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or renewal would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)       No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company does not have knowledge of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any written notice of cancellation or termination with respect to any material collective bargaining agreement to which it is a party.

(x)       Compliance with and Liability under Environmental Laws. (i) The Company and its subsidiaries (a) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release (as defined below) or threat of Release of Hazardous Materials (as defined below) (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws, if any, to conduct their respective businesses, (c) have not received written notice of any actual or potential liability under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and, to the knowledge of the Company, there is no event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed that monetary sanctions of $100,000 or more will not be imposed and (b) none of the Company and its subsidiaries reasonably anticipates material capital expenditures relating to any Environmental Laws. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, that are regulated, or which can give rise to liability, under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into, from or through any building or structure.

11

(y)       Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Code would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived) to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably be expected to be, in “at risk status” (within the meaning of Section 430(i)(4) of the Code or Section 303(i) of ERISA) and to the knowledge of the Company, no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Section 432 of the Code and Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred, or is reasonably be expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred, or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

12

(z)       Disclosure Controls. The Company and its subsidiaries maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa)      Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

13

(bb)     eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(cc)     Cybersecurity; Data Protection. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are maintained, operate and perform in all respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted and, to the knowledge of the Company, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries have implemented and presently maintain commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and, to the knowledge of the Company, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries presently comply with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(dd)     Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

14

(ee)     No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ff)      Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(gg)    No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors or officers, nor, to the knowledge of the Company, any agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”). For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

15

(hh)     No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ii)       No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(jj)       No Registration Rights. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Shareholder hereunder.

(kk)     No Stabilization. The Company has not knowingly taken any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(ll)       Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(mm)    Statistical and Market Data. To the knowledge of the Company, the statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is based on or derived from sources that are reliable and accurate in all material respects.

(nn)     No Ratings. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act.

(oo)    Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in any material respect with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications, that are applicable to the Company as of the date hereof.

16

(pp)     Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer”, and is a well-known seasoned issuer, in each case as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to the applicable rules and regulations under the Securities Act.

4.            Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to the Underwriter and the Company that:

(a)       Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement, and for the sale and delivery of the Shares to be sold by the Selling Shareholder hereunder, have been obtained (except for the registration of the Shares under the Securities Act, and the approval of the Exchange); the Selling Shareholder has full right, power and authority to enter into this Agreement, and to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder hereunder; and this Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(b)       No Conflicts. The execution, delivery and performance by the Selling Shareholder of this Agreement, the sale of the Shares to be sold by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Shareholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency having jurisdiction over the Selling Shareholder, except in the case of the foregoing clauses (i) and (iii) for conflicts, breaches, violations, defaults, liens, charges or encumbrances which would not reasonably be expected to materially adversely affect the Selling Shareholder’s ability to consummate the sale of such Shares to the Underwriter hereunder and to satisfy the other obligations of the Selling Shareholder hereunder.

17

(c)       Title to Shares. The Selling Shareholder has good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims (except with respect to security interests, claims, liens, equities and other encumbrances imposed on such Shares pursuant to that certain margin loan agreement dated as of February 1, 2019, among the Selling Shareholder, VSS IV SPV, L.P., VSS IV SPV Parallel, L.P., and VSS IV SPV Parallel II, L.P., as Guarantors, the lenders party thereto and Morgan Stanley Senior Funding Inc., as Administrative Agent (as amended and supplemented from time to time, the “Margin Loan Agreement”); the Selling Shareholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Shareholder, free and clear of all liens, encumbrances, equities or adverse claims (except with respect to security interests, claims, liens, equities and other encumbrances imposed on such Shares pursuant to the Margin Loan Agreement); and, upon delivery of the Shares, or certificates representing such Shares, and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Underwriter.

(d)       No Stabilization. The Selling Shareholder has not taken any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e)       Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Shareholder’s representations and warranties pursuant to this Section 4(e) shall only apply to any untrue statement of material fact or omission to state a material fact made in reliance upon and in conformity with any information relating to the Selling Shareholder furnished to the Company in writing by or on behalf of the Selling Shareholder expressly for use in the Pricing Disclosure Package, the Registration Statement and/or the Prospectus, it being understood and agreed that the only information furnished to the Company in writing by or on behalf of the Selling Shareholder consists only of (i) the legal name, address and the number of shares of Common Stock owned by the Selling Shareholder and (ii) the other information (excluding percentages) with respect to the Selling Shareholder which appears in the table (and corresponding footnotes) under the caption “Selling Shareholder” in the Pricing Disclosure Package (collectively, the “Selling Shareholder Information”).

(f)        Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Selling Shareholder (including its agents and representatives, other than the Underwriter in its capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents, if any, listed on Schedule 3 hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Underwriter.

18

(g)       Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Shareholder’s representations and warranties pursuant to this Section 4(g) shall only apply to any untrue statement of material fact or omission to state a material fact made in reliance upon and in conformity with the Selling Shareholder Information.

(h)       Material Information. As of the date hereof and as of the Closing Date and as of the Additional Closing Date, as the case may be, the sale of the Shares by the Selling Shareholder is not and will not be prompted by any material information concerning the Company which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(i)        Use of Proceeds. No part of the proceeds of the offering of the Shares hereunder will be used, directly or, to the knowledge of Selling Shareholder, indirectly, for the purpose of violating the Foreign Corrupt Practices Act of 1977 or the Bribery Act 2010 of the United Kingdom, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(j)        No Conflicts with Sanctions Laws. The Selling Shareholder will not directly or, to the knowledge of the Selling Shareholder, indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity that is at the time of such financing located in any Sanctioned Country or in any manner that would at the time of such financing result in a violation of any Sanctions by the Underwriter or the Selling Shareholder.

(k)       Organization and Good Standing. The Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.

(l)        ERISA. The Selling Shareholder is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

19

5.            Further Agreements of the Company. The Company covenants and agrees with the Underwriter that:

(a)       Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriter in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Underwriter may reasonably request. The Company will pay the registration fee for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event, prior to the Closing Date.

(b)       Delivery of Copies. The Company will deliver, without charge, to the Underwriter, (i) two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii)  (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Underwriter may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by the Underwriter or dealer.

(c)       Amendments or Supplements, Issuer Free Writing Prospectuses. Before using, authorizing, approving or publicly referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Underwriter and counsel for the Underwriter a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and, unless determined necessary or advisable by the Company, based on the advice of counsel, to comply with applicable law, will not use, authorize, approve or publicly refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Underwriter reasonably objects.

20

(d)       Notice to the Underwriter. The Company will advise the Underwriter promptly, and confirm such advice in writing (which confirmation may be delivered by electronic mail), (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus, any Issuer Free Writing Prospectus, or any amendment to the Prospectus has been filed or distributed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or the initiation or threatening in writing of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus, as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening in writing of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as reasonably practicable the withdrawal thereof.

(e)       Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Underwriter thereof and forthwith prepare and, subject to Section 5(c) above, file with the Commission and furnish to the Underwriter and to such dealers as the Underwriter may designate such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (or any document to be filed with the Commission and incorporated by reference therein) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will promptly notify the Underwriter thereof and forthwith prepare and, subject to Section 5(c) above, file with the Commission (to the extent required) and furnish to the Underwriter and to such dealers as the Underwriter may designate, such amendments or supplements to the Pricing Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

21

(f)        Blue Sky Compliance. The Company will use commercially reasonable efforts to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)       Earning Statement. The Company will make generally available to its security holders and the Underwriter as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)       Clear Market. For a period of 45 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriter, other than (x) the Shares to be sold hereunder, (y) any shares of Stock of the Company issued upon the exercise of options or vesting of restricted stock units granted under Company Stock Plans and (z) filings on Form S-8 relating to the Company Stock Plans described in the Prospectus.

(i)       No Stabilization. The Company will not knowingly take any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

22

(j)        Reports. For a period of three years from the date of this Agreement, so long as the Shares are outstanding, the Company will furnish to the Underwriter, as soon as reasonably practicable after they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided that the Company will be deemed to have furnished such reports and financial statements to the Underwriter to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(k)       Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(l)        Shelf Renewal. If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriter, the Company will, prior to the Renewal Deadline, file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Underwriter. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Underwriter, and will use reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will use reasonable best efforts to take all other action reasonably necessary to permit the issuance and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

6.            Further Agreements of the Selling Shareholder. The Selling Shareholder covenants and agrees with the Underwriter that:

(a)       Clear Market. The Selling Shareholder has delivered a lock-up agreement substantially in the form of Exhibit A hereto.

(b)       No Stabilization. The Selling Shareholder will not knowingly take any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(c)       Tax Form. It will deliver to the Underwriter prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriter’s documentation of its compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

23

(d)       Use of Proceeds. It will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

7.            Certain Agreements of the Underwriter. The Underwriter hereby represents and agrees that:

(a)       It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Schedule 3 or prepared pursuant to Section 3(c) or Section 5(c) above (including any electronic road show approved in advance by the Company) or (iii) any free writing prospectus prepared by the Underwriter and approved by the Company in advance in writing.

(b)       It has not used and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed by the Company with the Commission.

(c)       It is not subject to any pending or, to its knowledge, threatened proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Shareholder if any such proceeding against it is initiated during the Prospectus Delivery Period).

8.            Conditions of Underwriter’s Obligations. The obligation of the Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)       Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriter.

24

(b)       Representations and Warranties. The respective representations and warranties of the Company and the Selling Shareholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be, and the statements of the Company and its officers and of the Selling Shareholder and their officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)       No Material Adverse Change. There shall not have occurred nor shall there exist (i) an event or condition of a type described in Section 3(g) hereof or (ii) any change, or any development or event involving a prospective change, with respect to the Company and its subsidiaries taken as a whole, which event, condition or change is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d)       Officer’s Certificate. The Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is reasonably satisfactory to the Underwriter (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in clauses (a) and (c) of this Section 8 and (y) a certificate of the Selling Shareholder, in form and substance reasonably satisfactory to the Underwriter, (A) confirming that the representations of the Selling Shareholder set forth in Sections 4(e), 4(f) and 4(g) hereof are true and correct, (B) confirming that the other representations and warranties of the Selling Shareholder in this Agreement are true and correct and that the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (C) certifying as to such other matters as may be reasonably requested by the Underwriter.

(e)       Chief Financial Officer’s Certificate. The Underwriter shall have received, on the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, a letter dated the date hereof, in a form and substance reasonably satisfactory to the Underwriter, from Douglas A. Neis, Executive Vice President, Chief Financial Officer and Treasurer of the Company.

25

(f)       Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Underwriter, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to Underwriter with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as the case may be; provided, that each such letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or Additional Closing Date, as the case may be. Notwithstanding the foregoing, each such letter delivered on a Closing Date or an Additional Closing Date occurring after February 8, 2019 and prior to March 12, 2019, may use a “cut-off” date no later than February 8, 2019.

(g)       Opinion and 10b-5 Statement of Counsel for the Company. Foley & Lardner LLP, counsel for the Company, shall have furnished to the Underwriter, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriter, to the effect set forth in Annex I hereto.

(h)       Opinions of Counsel for the Selling Shareholder. Ropes & Gray LLP, counsel for the Selling Shareholder, shall have furnished to the Underwriter, at the request of the Selling Shareholder, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriter, to the effect set forth in Annex II hereto.

(i)       Opinion and 10b-5 Statement of Counsel for the Underwriter. The Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Cravath, Swaine & Moore LLP, counsel for the Underwriter, with respect to such matters as the Underwriter may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j)       No Legal Impediment to Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares.

26

(k)       Good Standing. The Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company in its jurisdiction of organization, in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(l)        Exchange Listing. The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance.

(m)       Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(n)       Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholder shall have furnished to the Underwriter such further certificates and documents as the Underwriter may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

9.            Indemnification and Contribution. (a) Indemnification of the Underwriter by the Company. The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case in the foregoing clauses (i) and (ii) except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) below.

27

(b)          Indemnification of the Underwriter by the Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless the Company, the Underwriter, each of their respective affiliates, directors and officers and each person, if any, who controls the Company or the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 9(a) above, but only with respect to any such losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished by the Selling Shareholder in writing to the Company for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package, it being understood and agreed that for purposes of this Agreement, the only such information so furnished by the Selling Shareholder consists of the Selling Shareholder Information. The aggregate amount of the Selling Shareholder’s liability pursuant to this Section 9(b) shall not exceed the aggregate amount of proceeds received after underwriting commissions and discounts but before expenses by the Selling Shareholder from the sale of its Shares hereunder.

(c)          Indemnification of the Company and the Selling Shareholder. The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Shareholder to the same extent as the indemnity set forth in Section 9(a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by the Underwriter consists of the following information in the Prospectus furnished on behalf of the Underwriter: the legal names of the Underwriter in the table set forth in the first paragraph under the caption “Underwriting”, and the information contained in the twelfth, thirteenth and fourteenth paragraphs under the caption “Underwriting”.

28

(d)          Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding clauses of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding clauses of this Section 9 except to the extent that it has been prejudiced in any material respect by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding clauses of this Section 9 except to the extent it has been prejudiced in any material respect by such failure. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded based on the advice of counsel that there may be legal defenses available to it that are in addition to or conflict with those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Underwriter, its affiliates, directors and officers and any control persons of the Underwriter shall be designated in writing by the Underwriter, any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Shareholder shall be designated in writing by the Selling Shareholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)          Contribution. If the indemnification provided for in clauses (a), (b) and (c) of this Section 9 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such clause, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriter on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholder, on the one hand, and the Underwriter on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriter on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Selling Shareholder from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriter in connection therewith bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Shareholder, on the one hand, and the Underwriter on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholder or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

29

(f)           Limitation on Liability. The Company, the Selling Shareholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to Section 9(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in Section 9(e) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of clauses (e) and (f) of this Section 9, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the offering of the Shares exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The liability under this Section 9 of the Selling Shareholder shall in no event exceed an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, received by the Selling Shareholder from the sale of Shares sold by the Selling Shareholder hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)          Non-Exclusive Remedies; Shareholders’ Agreement; Purchase Agreement. The remedies provided for in clauses (a) through (f) of this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. As between the Company and the Selling Shareholder, nothing in this Section 9, Section 12 or any other provision of this Agreement will prohibit, modify or in any way alter the terms and agreements of that certain Shareholders’ Agreement dated as of February 1, 2019 (the “Shareholder Agreement”), by and between the Company and Southern Margin Loan SPV LLC or that certain Asset Purchase Agreement, dated as of November 1, 2018 (as amended, the “Purchase Agreement”), by and among the Company, MMT Texny, LLC, MMT Lapagava, LLC, Movie Tavern, Inc., Movie Tavern Theatres, LLC, TGS Beverage Company, LLC and VSS-Southern Theatres LLC.

30

10.          Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11.          Termination. This Agreement may be terminated in the absolute discretion of the Underwriter, by notice to the Company and the Selling Shareholder, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date, (i) trading generally shall have been suspended or materially limited on or by any of the Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Underwriter, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12.          Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Underwriter may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including, subject to clause (c) below, the reasonable fees and expenses of counsel for the Underwriter); (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA (including, subject to clause (c) below, the reasonable fees and expenses of counsel for the Underwriter); (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; provided, however, that the Underwriter shall be responsible for 100% of the third party costs of any private aircraft incurred in connection with such roadshow; and (ix) all expenses and application fees related to the listing of the Shares on the Exchange.

(b)          If (i) this Agreement is terminated pursuant to clause (ii) of Section 11, (ii) the Company or the Selling Shareholder for any reason fail to tender the Shares for delivery to the Underwriter or (iii) the Underwriter declines to purchase the Shares for any reason permitted under this Agreement, the Company and the Selling Shareholder agree to reimburse the Underwriter for all documented out-of-pocket costs and expenses (including, subject to clause (c) below, the reasonable fees and expenses of counsel for the Underwriter) reasonably incurred by the Underwriter in connection with this Agreement and the offering contemplated hereby. If this Agreement is terminated pursuant to clause (i), (iii) or (iv) of Section 11, the Company and the Selling Shareholder agree to reimburse the Underwriter for 50% of all documented out-of-pocket costs and expenses (including, subject to clause (c) below, the reasonable fees and expenses of counsel for the Underwriter) reasonably incurred by the Underwriter in connection with this Agreement and the offering contemplated hereby.

31

(c)          Notwithstanding the foregoing, as between the Company and the Selling Shareholder, each of the Company and the Selling Shareholder acknowledge and agree that if and to the extent that clauses (a) and (b) above conflict with the terms of the Shareholders’ Agreement or the Purchase Agreement, the terms of the Shareholder Agreement or the Purchase Agreement, as applicable shall govern the responsibilities and obligations of the Company and the Selling Shareholder.

13.          Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of the Underwriter referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from the Underwriter shall be deemed to be a successor merely by reason of such purchase.

14.          Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholder and the Underwriter contained in this Agreement or made by or on behalf of the Company, the Selling Shareholder or the Underwriter pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholder or the Underwriter or the directors, officers, controlling persons or affiliates referred to in Section 9 hereof.

15.          Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

16.          Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its respective clients, including the Company and the Selling Shareholder, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

32

17.          Recognition of the U.S. Special Resolution Regimes.

(a)          In the event that the Underwriter is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)          In the event that the Underwriter is a Covered Entity and it or a BHC Act Affiliate of the Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 17:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

18.          Miscellaneous. (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriter shall be given to it at Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department. Notices to the Company shall be given to it at The Marcus Corporation, 100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202; Attention: Thomas F. Kissinger, General Counsel (email: tomkissinger@marcuscorp.com). Notices to the Selling Shareholder shall be given to Trent Hickman, 390 Park Avenue, 13th Floor, New York, NY 10022; Attention: Southern Margin Loan SPV LLC.

33

(b)          Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(c)          Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d)          Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e)          Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

34

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

THE MARCUS CORPORATION

By:	/s/ Douglas A. Neis
	Name:	Douglas A. Neis
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Underwriting Agreement]

SOUTHERN MARGIN LOAN SPV LLC

By:	/s/ James W. Wood
	Name:	James W. Wood
	Title:	Vice President, Treasurer and Secretary

[Signature Page to Underwriting Agreement]

Accepted: As of the date first written above

GOLDMAN SACHS & CO. LLC

By:	/s/ Raffael Fiumara
	Name:	Raffael Fiumara
	Title:	Vice President

[Signature Page to Underwriting Agreement]

SCHEDULE 1

Underwriter	Number of Shares

Goldman Sachs & Co. LLC	1,500,000

Sch. 1-1

SCHEDULE 2

Selling Shareholder	Number of Underwritten Shares	Number of Option Shares

Southern Margin Loan SPV LLC	1,500,000	225,000

Sch. 2-1

SCHEDULE 3

a. Pricing Disclosure Package

None.

b. Pricing Information Provided Orally by Underwriter

Shares:	1,500,000

Public Offering Price Per Share:	$40.25

c. Issuer Free Writing Prospectuses

None.

Sch. 3-1

ANNEX I

FORM OF OPINION AND LETTER OF FOLEY & LARDNER LLP TO BE
DELIVERED PURSUANT TO SECTION 8(g)

[ATTACHED]

Annex I-1

Annex I

February 6, 2019

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

THE MARCUS CORPORATION
1,500,000 Shares of Common Stock

Ladies and Gentlemen:

We have acted as counsel for The Marcus Corporation, a Wisconsin corporation (the “Company”), in connection with the sale by the shareholder of the Company listed on Schedule 2 to the Underwriting Agreement (as defined below) (the “Selling Shareholder”) of 1,500,000 shares (the “Shares”) of common stock, $1.00 par value per share of the Company (the “Common Stock”), pursuant to that certain Underwriting Agreement, dated as of February 4, 2019 (the “Underwriting Agreement”), by and among the Company, the Selling Shareholder and you (the “Underwriter”). This opinion and 10b-5 statement is being furnished to you, at the request of the Company, pursuant to Section 8(g) of the Underwriting Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

We have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and such other agreements and instruments as we have deemed necessary or appropriate for the purposes of this opinion, including, but not limited to: (a) the Restated Articles of Incorporation of the Company, as certified by the Wisconsin Department of Financial Institutions as of a recent date (the “Articles of Incorporation”); (b) the By-Laws of the Company, as amended, as certified by the Secretary of the Company as of the date hereof (the “By-Laws”); (c) a copy, certified by the Secretary of the Company as of the date hereof, of the resolutions adopted by the Board of Directors of the Company on November 1, 2018; (d) a certificate, dated as of the date hereof, from the Wisconsin Department of Financial Institutions certifying that the Company is in good standing; (e) the Registration Statement on Form S-3 (Registration No. 333-229467) filed with the Securities and Exchange Commission (the “Commission”) on February 1, 2019 with respect to registration under the Securities Act of 1933, as amended (the “Securities Act”) of 2,450,000 shares of Common Stock to be offered and sold from time to time by the Selling Shareholder (together with the exhibits thereto and the documents incorporated by reference therein, the “Registration Statement”); (f) the Prospectus relating to the Registration Statement dated as of February 1, 2019 (together with the documents incorporated by reference therein, the “Base Prospectus”); (g) the Prospectus Supplement relating to the offer and sale of the Shares by the Selling Shareholder dated as of February 5, 2019, which was filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act (together with the Base Prospectus, the “Prospectus”); (h) the Pricing Disclosure Package; (i) the documents and other information described in Annex A hereto (together, the “Specified Disclosure Package”); (j) the Underwriting Agreement; and (k) the Specified Agreements listed on Annex B hereto (collectively, the “Specified Agreements”).

Annex I-2

Annex I

In expressing the opinions set forth herein, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. We have relied upon certificates of public officials and, as to various factual matters, certificates of officers of the Company. In all instances, we believe our reliance on such certificates is reasonable.

Based upon and subject to the foregoing, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

1.       The Company has been duly organized and is validly existing in active status under the laws of the State of Wisconsin, with corporate power and authority necessary to own or hold its properties and to conduct its business, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.       The Registration Statement is an “automatic shelf registration statement”, as such term is defined under Rule 405 of the Securities Act, that was filed with the Commission on February 1, 2019, a date that is not earlier than three years prior to the date of the Underwriting Agreement; the preliminary prospectus supplement was filed with the Commission on February 4, 2019, pursuant to Rule 424(b) promulgated under the Securities Act; the final prospectus supplement was filed with the Commission on February 5, 2019, pursuant to Rule 424(b) promulgated under the Securities Act; and, to our knowledge, (a) no order suspending the effectiveness of the Registration Statement has been issued, (b) no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto, pursuant to Rule 401(g)(2) promulgated under the Securities Act has been received by the Company and (c) no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or threatened by the Commission.

3.       The Registration Statement, the Pricing Disclosure Package and the Prospectus (other than the financial statements and related schedules therein or omitted therefrom, as to which we express no opinion) appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act.

Annex I-3

Annex I

4.       The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Description of Capital Stock”; all of the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholder) have been duly and validly authorized and issued and are fully paid and non-assessable; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

5.       The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

6.       The execution, delivery and performance by the Company of the Underwriting Agreement, the compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Underwriting Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company pursuant to any of the Specified Agreements, (ii) result in any violation of the provisions of the Articles of Incorporation, By-Laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any applicable law or statute or any judgment, order, rule or regulation, known to us, of any court, arbitrator, or governmental or regulatory authority except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.       No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Underwriting Agreement, the compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Underwriting Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, as to which we express no opinion.

8.       The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; the statements in the Preliminary Prospectus and the Prospectus under the headings “Description of capital stock” and “Underwriting” and in the Registration Statement in Item 15, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; and, to our knowledge, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement or the Prospectus and that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus and that have not been so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

Annex I-4

Annex I

9.       The Company is not required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

10.       Each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein or omitted therefrom, as to which we express no opinion) appeared on its face, when so filed with the Commission, to be appropriately responsive in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

We have participated in conferences with representatives of the Company and with representatives of its independent accountants, and representatives of the Underwriter and Underwriter’s counsel at which conferences the contents of the Registration Statement, the Specified Disclosure Package and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although we assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Specified Disclosure Package, the Prospectus and any amendment or supplement thereto (except as expressly provided above in paragraphs 3, 4, 8 and 10), nothing has come to our attention to cause us to believe that the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Specified Disclosure Package as of the Applicable Time contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained or incorporated by reference therein, as to which we express no opinion or belief).

We express no opinion as to any provision of any instrument, agreement or other document (i) regarding severability of the provisions thereof; (ii) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right and remedy, or that any delay or omission to exercise any right or remedy shall not impair any right or remedy or constitute a waiver thereof; (iii) relating to indemnification, exculpation or contribution, to the extent such provisions may be held unenforceable due to the negligence or willful misconduct of the indemnified party; or (iv) regarding consents to, or restrictions upon, governing law,jurisdiction or venue. With respect to our opinion set forth in clause (i) of paragraph 6, we have not reviewed, and express no opinion as to financial covenants or ratios or similar provisions requiring financial calculations, or any restriction or limitation expressed as an amount or percentage, and we have not made any determinations as to ascertain whether there is any breach of or default under any such provisions.

Annex I-5

Annex I

With respect to the opinion in paragraph 4 above, at one time Section 180.0622(2)(b) of the Wisconsin Business Corporation Law imposed personal liability upon shareholders for debts owing to employees of the Company for services performed, but not exceeding six months’ service in any one case. This statutory provision was repealed by 2005 Wisconsin Act 474, which provided that the repeal applies to debts incurred on or after June 14, 2006.

We are qualified to practice law in the States of Wisconsin and New York. We express no opinion with respect to the laws of any jurisdiction other than the laws of the States of Wisconsin and New York and the Federal laws of the United States of America.

When an opinion set forth herein is given “to our knowledge” or a similar phrase, that knowledge is limited to the actual knowledge of the individual lawyers in our firm who have participated directly or indirectly in all matters on which we have been engaged by the Company in the course of our representations of the Company, without any special or additional investigation undertaken for the purposes of the opinion expressed, except to obtain certificates as to certain factual matters from officers of the Company.

The opinions expressed in this letter are given as of the date hereof, and we do not undertake to advise you of any events occurring subsequent to the date hereof that might affect any of the matters covered by any of such opinions.

We are furnishing this letter to you in connection with the transactions contemplated by the Underwriting Agreement, solely for your benefit. This letter and the opinions set forth herein may not be used or relied upon by you for any other purpose or relied upon for any purpose by any other person or entity (including any person or entity purchasing any of the Shares from the Underwriter) without our prior written consent. This letter may not be quoted or reproduced in whole or in part or otherwise referred to in any manner, nor may it be filed with any governmental agency or furnished or circulated to any other person or entity without our prior written consent.

Our opinion herein is limited to the matters stated herein.

Very truly yours,

[INSERT SIGNATURE]

Foley & Lardner LLP

Annex I-6

Annex I

ANNEX A

Specified Disclosure Package

Capitalized terms used in this Annex A have the meanings ascribed to such terms in the letter to which this Annex A is attached.

1.	The preliminary prospectus supplement dated as of February 4, 2019.

2.	The information set forth on Schedule 3 to the Underwriting Agreement.

Annex I-7

Annex I

ANNEX B

Specified Agreements

1.	The Purchase Agreement.

2.	Shareholders’ Agreement dated as of February 1, 2019, by and among The Marcus Corporation and Southern Margin Loan SPV LLC.

3.	The Marcus Corporation Note Purchase Agreement dated April 17, 2008.

4.	Credit Agreement, dated June 16, 2016, by and among The Marcus Corporation and the several banks party thereto, including JPMorgan Chase Bank, N.A., as Administrative Agent, and U.S. Bank National Association, as Syndication Agent.

5.	The Marcus Corporation Note Purchase Agreement, dated June 27, 2013.

6.	The Marcus Corporation Note Purchase Agreement, dated December 21, 2016.

7.	Administrative Services Agreement between Marcus Investments, LLC and The Marcus Corporation, as amended.

Annex I-8

ANNEX II

FORM OF OPINION OF ROPES AND GRAY LLP TO BE DELIVERED PURSUANT TO SECTION 8(h)

[ATTACHED]

Annex II-1

Annex II

February [●], 2019

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

Re:       Secondary Offering of Common Stock of The Marcus Corporation

Ladies and Gentlemen:

We have acted as counsel to Southern Margin Loan SPV LLC (the “Selling Shareholder”), a shareholder of The Marcus Corporation, a Wisconsin corporation (the “Company”), in connection with its sale of an aggregate of 1,500,000 shares (the “Shares”) of common stock, par value $1.00 per share, of the Company. This opinion letter is furnished to you pursuant to Section 8(h) of that certain Underwriting Agreement dated as of February 4, 2019 (the “Underwriting Agreement”), by and among the Selling Shareholder, the Company and you (the “Underwriter”), relating to the sale of the Shares. Capitalized terms that are used but not otherwise defined in this opinion letter shall have the meanings given to them in the Underwriting Agreement.

In connection with this opinion letter, we have reviewed the Underwriting Agreement. We have also reviewed such other certificates, documents and records and have made such investigation of fact and such examination of law as we have deemed appropriate in order to enable us to render the opinions set forth herein. In conducting such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies. In conducting such investigation of fact, we have relied, without independent verification, upon certificates of public officials and officers of the Selling Shareholder.

Based upon and subject to the foregoing and the assumptions, qualifications and limitations set forth below, we are of the opinion that:

1.            The Selling Shareholder is a limited liability company that (a) is validly existing and in good standing under the laws of the State of Delaware, and (b) has the power under its limited liability company agreement and the Delaware Limited Liability Company Act to execute, deliver and perform its obligations under the Underwriting Agreement to which it is a party.

2.            The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

3.            The execution and delivery by the Selling Shareholder of the Underwriting Agreement and the sale of the Shares being sold by the Selling Shareholder on the Closing Date in accordance therewith will not (a) violate the limited liability company agreement of the Selling Shareholder, or (b) result in a violation by the Selling Shareholder of any statute of the United States or State of New York, or the Delaware Limited Liability Company Act or any rule or regulation thereunder.

Annex II-2

Annex II

4.            No consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any New York, United States or Delaware governmental authority pursuant to any statute of the United States or the State of New York or the Delaware Limited Liability Company Act or any rule or regulation thereunder is required to be obtained by the Selling Shareholder for the execution and delivery by the Selling Shareholder of the Underwriting Agreement or the sale by the Selling Shareholder of the Shares in the manner set forth and subject to the terms and conditions in the Underwriting Agreement, except such as have been obtained or made prior to the date hereof.

5.           The Underwriter has acquired “security entitlements” (as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”)) with respect to the Shares, and no action based on an “adverse claim” (as defined in Section 8-102 of the New York UCC) to the Shares may be asserted against the Underwriter with respect to such security entitlements.

Our opinions expressed above are limited to (a) the federal laws of the United States and the laws of the State of New York, in each case that in our experience are typically applicable to transactions of the type contemplated by the Underwriting Agreement, (b) to the extent relevant to the opinions expressed in paragraphs 1, 2, 3 and 4 above, the Delaware Limited Liability Company Act, and (c) in the case of paragraph 5 above, Article 8 of the New York UCC. Without limiting the generality of the foregoing, we express no opinion with respect to (i) any federal or state securities or “blue sky” laws or regulations, including the antifraud provisions thereof, or margin regulations, (ii) any antitrust, environmental, employee benefit or pension, real property or tax laws, (iii) any privacy, national security, antiterrorism, money laundering, racketeering, criminal and civil forfeiture, foreign corrupt practices, foreign asset or trading control laws, or (iv) any municipal or other local law, rule or regulation.

With respect to our opinion set forth in paragraph 5, we have assumed that (i) the Depository Trust Company (“DTC”) or another securities intermediary maintaining securities accounts of the Underwriter is a “securities intermediary” within the meaning of Section 8-102 of the New York UCC and that the jurisdiction of DTC or such securities intermediary is the State of New York, (ii) the Underwriter does not have “notice of any adverse claim” (as defined in Section 8-105 of the New York UCC) to the Shares to which the security entitlements relate, (iii) the Shares have been credited to the Underwriter’s securities accounts at DTC or another securities intermediary, and (iv) the Underwriter has paid the purchase price for the Shares in accordance with the terms and conditions of the Underwriting Agreement.

This opinion letter is furnished only to you as the Underwriter and is solely for your benefit in connection with the sale of the Shares. Except as otherwise expressly consented to by us in writing, this opinion letter may not be relied upon for any other purpose or by any other person (including any person purchasing any of the Shares from the Underwriter).

Very truly yours,

[INSERT SIGNATURE]

Ropes & Gray LLP

Annex II-3

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

February [●], 2019

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

(the “Underwriter”)

Re:      The Marcus Corporation

Ladies and Gentlemen:

The undersigned understands that you, as the Underwriter, proposes to enter into an underwriting agreement to be dated on or about the date hereof (the “Underwriting Agreement”), together with The Marcus Corporation, a Wisconsin corporation (the “Company”), and the Selling Shareholder listed on Schedule 2 to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by you of common stock of the Company (the “Securities”). Capitalized terms used in this letter agreement (this “Letter Agreement”) and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriter’s agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriter, the undersigned will not, during the period ending 45 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case other than (A) the Securities to be sold by the undersigned pursuant to the Underwriting Agreement, (B) transfers of shares of Common Stock as a bona fide gift or gifts, (C) transfers of shares of Common Stock by operation of law, including a qualified domestic order or upon death by will or intestacy, (D) if the undersigned is a corporation, partnership or other business entity, distributions or transfers of shares of Common Stock to (i) affiliates (as such term is defined in Rule 405 of the Securities Act of 1933, as amended) that are controlled by the undersigned or (ii) the limited or general partners, members or shareholders of the undersigned, [(E) ordinary course market transactions, so long as the aggregate number of shares of Common Stock subject to such transactions does not exceed [●] shares in the aggregate][1][,][and] (F) transfers of shares of Common Stock pursuant to a liquidation, tender offer, merger, consolidation, stock exchange or similar transaction that results in all of the Company’s equity holders having the right to exchange their equity securities in the Company for cash, securities or other property, provided that if such liquidation, tender offer, merger, consolidation, stock exchange or similar transaction is not completed, any Common Stock or other equity securities in the Company subject to this Letter Agreement shall remain subject to the restrictions contained in this Letter Agreement [and (G) any transfer by the undersigned or by lenders or their successors, assignees, agents or representatives pursuant to the Margin Loan Agreement and all other agreements and instruments entered into in connection therewith (collectively, the “Margin Loan Documents”), provided that any transfer pursuant to the Margin Loan Documents to an affiliate or subsidiary of the undersigned shall be governed by clause (D) above in lieu of this clause (G)][2]; provided that in the case of any transfer or distribution pursuant to clause (B), (C) or (D), each donee or transferee shall execute and deliver to the Underwriter a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), (C) or (D), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 45-day period referred to above).

1 This clause (E) will only be included in the Lock-Up Agreements for certain specified insiders of The Marcus Corporation and will not be included in the Lock-Up Agreement with the Selling Shareholder. The aggregate amount of Common Stock that may be sold pursuant to ordinary course transactions will be a negotiated point.

2 This clause (G) will only be included in the Lock-Up Agreements for the Selling Shareholder and will not be included in the Lock-Up Agreement with the specified insiders of The Marcus Corporation.

Exhibit A-1

Notwithstanding the foregoing, nothing in this Letter Agreement shall prohibit (i) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under the Exchange Act or other public announcement shall be required or shall be voluntarily made during the 45-day period referred to above in connection with subsequent sales of such Common Stock or other securities acquired in such open market transactions, (ii) any exercise (including a cashless exercise) of options to purchase shares of Common Stock or any conversion or exchange of any other equity security held by the undersigned, individually or as a fiduciary, pursuant to an employee benefit plan or other arrangement described in the Prospectus; provided that any shares of Common Stock received upon such exercise, conversion or exchange shall be subject to the terms of this Letter Agreement and no filing under the Exchange Act or other public announcement shall be required or shall be voluntarily made during the 45-day period referred to above in connection with such exercise, conversion or exchange, (iii) the undersigned from entering into, or amending, a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act after the date of this Letter Agreement relating to the sale of securities of the Company, if then permitted by the Company; provided that the securities subject to such plan may not be sold until after the expiration of restrictions provided for herein and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Company during the 45-day period referred to above or (iv) transfers of shares of Common Stock made on behalf of the undersigned or any affiliate of the undersigned pursuant to any contract, instruction or plan established in accordance with Rule 10b5-1 under the Exchange Act that was entered into prior to the date hereof; provided that (a) the undersigned may not amend, alter or modify any such plan during the 45-day period referred to above and (b) no public announcement shall be made, voluntarily or otherwise, during the 45-day period referred to above, other than filings required under the Exchange Act; and provided, further, that the undersigned shall include a statement in any such required filing to the effect that such transfer was made pursuant to a trading plan established to comply with Rule 10b5-1 under the Exchange Act.

Exhibit A-2

If (i) the Company is released from any clear-market or lock-up provisions in the Underwriting Agreement or (ii) any record or beneficial owner of any securities of the Company is granted an early release from any lock-up restrictions, in each case prior to the expiration of the 45-day period referred to above, then the undersigned shall also be granted an early release from its obligations hereunder on the same terms as the early release granted to the Company or such record or beneficial owner of any securities of the Company; provided, however, that in the case of an early release from the restrictions described herein prior to the expiration of the 45-day period referred to above in connection with an underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering of the Common Stock (an “Underwritten Sale”), such early release shall only apply with respect to the undersigned participation in such Underwritten Sale.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

If (i) the Underwriting Agreement shall not have been entered into by February 12, 2019, (ii) prior to the execution of the Underwriting Agreement by the parties thereto, the Company notifies the Underwriter in writing that it does not intend to proceed with the Public Offering and files an application to withdraw the registration statement relating to the offering or (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, then this Letter Agreement shall immediately terminate and the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

Exhibit A-3

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF SHAREHOLDER]

By:
Name:
Title:

Exhibit A-4